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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-58715 and 333-103674) and Form S-8 (No. 333-91406) of SEMCO Energy, Inc. of our reports dated February 16, 2004 relating to the financial statements and financial statement schedules, which appear in this Annual Report on Form 10-K.




/s/ PricewaterhouseCoopers LLP
Detroit, Michigan
March 4, 2004